SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	[X]

Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

CENTRE FUNDS

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

MUTUAL FUND SERVICES

Shareholder Name Address 1 Address 2 Address 3

IMPORTANT NOTICE

Centre American Select Equity Fund

Dear Shareholder:

As a shareholder of Centre American Select Equity Fund, you are an important part of the decisions made regarding the fund. We are requesting your prompt response pertaining to an important matter. We need to hear from you no later than February 27, 2023 to ensure your voice is heard on this matter.

It is very important that we speak to you regarding this matter. Please contact us toll-free at (800) 967-5079 between 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday or 10:00 a.m. and 6:00 p.m. Eastern Time on Saturday. At the time of the call, please reference the Investor ID listed below.

INVESTOR PROFILE:

Investor ID:	Security ID:
Shares owned:	Household ID:

There is no confidential information required and the call will only take a few moments of your time. Please contact us as soon as possible.

Thank you for your time and consideration.

Sincerely,

Mutual Fund Services

OFFICIAL BUSINESS This is not a scam, fraud or scheme. This document relates to an investment you own in the Centre American Select Equity Fund.

MUTUAL FUND SERVICES

Shareholder Name Address 1 Address 2 Address 3

IMPORTANT NOTICE

Centre Global Infrastructure Fund

Dear Shareholder:

As a shareholder of Centre Global Infrastructure Fund, you are an important part of the decisions made regarding the fund. We are requesting your prompt response pertaining to an important matter. We need to hear from you no later than February 27, 2023 to ensure your voice is heard on this matter.

It is very important that we speak to you regarding this matter. Please contact us toll-free at (800) 967-5079 between 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday or 10:00 a.m. and 6:00 p.m. Eastern Time on Saturday. At the time of the call, please reference the Investor ID listed below.

INVESTOR PROFILE:

Investor ID:	Security ID:
Shares owned:	Household ID:

There is no confidential information required and the call will only take a few moments of your time. Please contact us as soon as possible.

Thank you for your time and consideration.

Sincerely,

Mutual Fund Services

OFFICIAL BUSINESS This is not a scam, fraud or scheme. This document relates to an investment you own in the Centre Global Infrastructure Fund.

Centre Funds 48 Wall Street, Suite 1100 New York, New York 10005 www.centrefunds.com

January 26, 2023

Dear Valued Shareholder:

As a shareholder of Centre American Select Equity Fund (the “Equity Fund”), you should have recently received in the mail important proxy voting material requesting your vote on the following Proposal:

1.	To approve a new investment advisory agreement (the “New Agreement”) between the Trust, on behalf of the Equity Fund and Centre Asset Management, LLC, (“Centre”), the Fund’s current investment adviser.

According to our records, we have not yet received your proxy vote. If the Equity Fund does not receive sufficient votes to pass the proposal as detailed in the proxy materials previously mailed to you, we may occasionally call shareholders to encourage them to vote. We’d greatly appreciate your vote on this important proposal.

Voting is easy and fast. You can vote your proxy using one of the options below:

●	Online: Visit the website indicated on the proxy card.

●	Phone: Call (877) 732-3618 Ext. 12. You can speak to a live operator if you need assistance.

●	Mail: Sign, date and return the enclosed proxy card in the postage-paid envelope provided.

By casting your proxy vote now, you will ensure that your shares are represented and that we will not need to contact you further relating to this issue.

Shareholders will vote on the proposal at the Special Meeting of Shareholders to be held on February 28, 2023. Detailed information about the Special Meeting of Shareholders and the proposal can be found in the proxy statement, or online at:

https://vote.proxyonline.com/CentreFunds/docs/SpecialMeeting2023.pdf

If you have any questions about the proposal, you may contact your financial advisor or AST Fund Solutions at (877) 732-3618 Ext. 12.

Sincerely,

James A. Abate

President and Trustee

Centre Funds

Enclosure

Centre Funds 48 Wall Street, Suite 1100 New York, New York 10005 www.centrefunds.com

January 24, 2023

Dear Valued Shareholder:

As a shareholder of Centre Global Infrastructure Fund (the “Infrastructure Fund”), you should have recently received in the mail important proxy voting material requesting your vote on the following Proposal:

1.	To approve a new investment advisory agreement (the “New Agreement”) between the Trust, on behalf of the Infrastructure Fund and Centre Asset Management, LLC, (“Centre”), the Fund’s current investment adviser.

According to our records, we have not yet received your proxy vote. If the Infrastructure Fund does not receive sufficient votes to pass the proposal as detailed in the proxy materials previously mailed to you, we may occasionally call shareholders to encourage them to vote. We’d greatly appreciate your vote on this important proposal.

Voting is easy and fast. You can vote your proxy using one of the options below:

●	Online: Visit the website indicated on the proxy card.
●	Phone: Call (877) 732-3618 Ext. 12. You can speak to a live operator if you need assistance.
●	Mail: Sign, date and return the enclosed proxy card in the postage-paid envelope provided.

By casting your proxy vote now, you will ensure that your shares are represented and that we will not need to contact you further relating to this issue.

Shareholders will vote on the proposal at the Special Meeting of Shareholders to be held on February 28, 2023. Detailed information about the Special Meeting of Shareholders and the proposal can be found in the proxy statement, or online at:

https://vote.proxyonline.com/CentreFunds/docs/SpecialMeeting2023.pdf

If you have any questions about the proposal, you may contact your financial advisor or AST Fund Solutions at (877) 732-3618 Ext. 12.

Sincerely,

James A. Abate

President and Trustee

Centre Funds

Enclosure

Centre Funds 48 Wall Street, Suite 1100 New York, New York 10005 www.centrefunds.com

January 26, 2023

Dear Valued Shareholder:

As a shareholder of Centre American Select Equity Fund (the “Equity Fund”), you should have recently received in the mail important proxy voting material requesting your vote on the following Proposal:

1.	To approve a new investment advisory agreement (the “New Agreement”) between the Trust, on behalf of the Equity Fund and Centre Asset Management, LLC, (“Centre”), the Fund’s current investment adviser.

According to our records, we have not yet received your proxy vote. If the Equity Fund does not receive sufficient votes to pass the proposal as detailed in the proxy materials previously mailed to you, we may occasionally call shareholders to encourage them to vote. We’d greatly appreciate your vote on this important proposal.

Voting is easy and fast. You can vote your proxy using one of the options below:

●	Online: Visit the website indicated on the proxy card.
●	Phone: Call (800) 967-5079. You can speak to a live operator if you need assistance.
●	Mail: Sign, date and return the enclosed proxy card in the postage-paid envelope provided.

By casting your proxy vote now, you will ensure that your shares are represented and that we will not need to contact you further relating to this issue.

Shareholders will vote on the proposal at the Special Meeting of Shareholders to be held on February 28, 2023. Detailed information about the Special Meeting of Shareholders and the proposal can be found in the proxy statement, or online at:

https://vote.proxyonline.com/CentreFunds/docs/SpecialMeeting2023.pdf

If you have any questions about the proposal, you may contact your financial advisor or AST Fund Solutions at (800) 967-5079.

Sincerely,

James A. Abate

President and Trustee

Centre Funds

Enclosure

Centre Funds 48 Wall Street, Suite 1100 New York, New York 10005 www.centrefunds.com

January 24, 2023

Dear Valued Shareholder:

As a shareholder of Centre Global Infrastructure Fund (the “Infrastructure Fund”), you should have recently received in the mail important proxy voting material requesting your vote on the following Proposal:

1.	To approve a new investment advisory agreement (the “New Agreement”) between the Trust, on behalf of the Infrastructure Fund and Centre Asset Management, LLC, (“Centre”), the Fund’s current investment adviser.

According to our records, we have not yet received your proxy vote. If the Infrastructure Fund does not receive sufficient votes to pass the proposal as detailed in the proxy materials previously mailed to you, we may occasionally call shareholders to encourage them to vote. We’d greatly appreciate your vote on this important proposal.

Voting is easy and fast. You can vote your proxy using one of the options below:

●	Online: Visit the website indicated on the proxy card.
●	Phone: Call (800) 967-5079. You can speak to a live operator if you need assistance.
●	Mail: Sign, date and return the enclosed proxy card in the postage-paid envelope provided.

By casting your proxy vote now, you will ensure that your shares are represented and that we will not need to contact you further relating to this issue.

Shareholders will vote on the proposal at the Special Meeting of Shareholders to be held on February 28, 2023. Detailed information about the Special Meeting of Shareholders and the proposal can be found in the proxy statement, or online at:

https://vote.proxyonline.com/CentreFunds/docs/SpecialMeeting2023.pdf

If you have any questions about the proposal, you may contact your financial advisor or AST Fund Solutions at (800) 967-5079.

Sincerely,

James A. Abate

President and Trustee

Centre Funds

Enclosure